                                                           Exhibit EX-99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                (Subsections (a) and (b) of Section 1350, Chapter
                       63 of Title 18, United States Code)

In connection with the attached report of Managed High Yield Plus Fund Inc. (the
"Registrant") on Form N-CSR (the "Report"), each of the undersigned officers of the Registrant does hereby certify that, to the best of such officer's knowledge:

     1)   the Report fully complies with the requirements of Section 13(a) or
          15(d), as applicable, of the Securities Exchange Act of 1934, as amended;

     2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in the Report.

Dated:    January 30, 2006
          --------------------

By:       /s/ W. Douglas Beck
          --------------------
          W. Douglas Beck
          President

Dated:    January 30, 2006
          --------------------

By:       /s/ Thomas Disbrow
          --------------------
          Thomas Disbrow
          Vice President and Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.